UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016

iTALK INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54664	20-5302617
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

100 E. Linton Blvd., Suite 144-A, Delray Beach, Florida	33483
(Address of principal executive offices)	(Zip Code)

(877) 652-3834

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed in the Form 8-K of iTalk Inc., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission, on February 2, 2016, the Company acquired United Mobile Solutions Corp., a Delaware corporation (formerly known as United Mobile Solutions, LLC) (“UMS”), which became a wholly owned subsidiary of the Company on January 29, 2016. As provided in such Form 8-K, the Company will be filing financial statements of UMS and pro forma financial information required by Item 9.01 by amendment to such Form 8-K no later than 71 days after February 2, 2016. In the meantime, the Company is voluntarily reporting in this Form 8-K the most recent financial statements of UMS, namely the audited combined financial statements for UMS for the years ended December 31, 2014 and 2013, including the notes thereto, and the unaudited condensed combined financial statements for UMS for the six months ended June 30, 2015 and 2014, including the notes thereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Audited combined financial statements for United Mobile Solutions, LLC for the years ended December 31, 2014 and 2013.

99.2	Unaudited condensed combined financial statements for United Mobile Solutions, LLC for the six months ended June 30, 2015 and 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iTalk, Inc.

Date: February 10, 2016	By:	/s/ David F. Levy
David F. Levy
Chief Executive Officer